EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF DFP HOLDINGS LIMITED

In connection with the accompanying Quarterly Report on Form 10-Q of DFP Holdings Limited for the quarter ended June 30, 2026, the undersigned, Hsu Shou Hung, Chief Executive Officer, Chief Financial Officer and Director of DFP Holdings Limited, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, fairly presents, in all material respects, the financial condition and results of operations of DFP Holdings Limited.

Date: August 13, 2026	By:	/s/ Hsu Shou Hung
Hsu Shou Hung
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)